UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2005

U.S. MEDSYS CORP.

(Exact name of registrant as specified in this charter)

Colorado	000-27513	84-1308436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Route 17 South, Hasbrouck Heights, New Jersey	07604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (201) 288-3082

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of principal Officers.

On December 7, 2005, Rosalie J. Piazza and Michael Nicusanti were appointed as members of the Board of Directors of U.S. Medsys Corp.

Item 7.01. Regulation FD Disclosure.

Attached as an exhibit hereto is a copy of the press release issued by the Company on December 7, 2005, announcing the matters described below.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press release dated December 7, 2005, reporting that Rosalie J. Piazza and Michael Nicusanti were appointed to the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. MEDSYS CORP.

By:	/s/ Anthony R. Rubino
Anthony R. Rubino,
Chief Executive Officer

Date: December 8, 2005

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 7, 2005, reporting that Rosalie J. Piazza and Michael Nicusanti were appointed to the Board of Directors.

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